SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

Current Report

Dated July 24, 2012

of

ZALE CORPORATION

A Delaware Corporation
IRS Employer Identification No. 75-0675400
SEC File Number 001-04129

901 West Walnut Hill Lane
Irving, Texas  75038
(972) 580-4000

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On July 24, 2012, Zale Corporation (“Zale”) issued a press release to announce (1) the amendment and extension of its secured revolving credit facility and (2) the partial repayment and amendment and extension of its secured term loan agreement with an affiliate of Golden Gate Capital.  A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.  A copy of a slide presentation that will accompany Zale’s conference call relating to these transactions is being furnished as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

99.1           Press release
99.2           Slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

	By:	/s/ Thomas A. Haubenstricker
Thomas A. Haubenstricker
Senior Vice President and
Chief Financial Officer

Date: July 25, 2012